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                                THE TIMOTHY PLAN.
                       SUPPLEMENT DATED SEPTEMBER 18, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998


              The Prospectus for the Timothy Plan Class A and Class
                                        B Shares is hereby amended as follows:

Under the Section of the Prospectus entitled:

                       INVESTMENT OBJECTIVES AND POLICIES

The fourth paragraph of the Section is amended to state;

"The Fund seeks to achieve its investment objectives by investing primarily in common stocks and ADRs, while foregoing investments in the Excluded Securities. Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., serves as sub-investment advisor to Timothy Partners, Ltd. ("TPL") and will select the investments for the Fund, but will not invest in securities which TPL determines are Excluded Securities. TPL has instructed the Investment Manager to avoid investment in any company directly involved in the business of alcohol production, tobacco production, or casino gambling. In addition, TPL will compile and maintain a list of companies that it determines, by using information gathered from its own proprietary research in addition to material published by a number of Christian ministries, participate directly or indirectly in either pornography or abortion. TPL will use its best judgement in determining which companies, through their corporate practices in either of these two areas, need to be placed on the Excluded Securities list. TPL also reserves the right to exercise its best judgement to exclude investment in other companies whose corporate practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic Judeo Christian Values.

The fifth paragraph of the Section, stating;

"The three Christian ministries that publish information that TPL will utilize in identifying companies directly or indirectly involved in pornography or abortion are as follows: (1) The American Family Association (to identify companies engaged in pornography); (2) Pro Vita Advisors (to identify companies that directly and indirectly participate in abortion); and (3) Life Decisions International (to identify companies that indirectly support abortion causes through corporate funding programs). TPL retains the right to change the ministries whose information it reviews, at its discretion." , is deleted in its entirety.

Under the Section of the Prospectus entitled;

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The first paragraph of the Sub-Section is amended to state the following:

"Timothy Partners, Ltd. ("TPL") is a Florida limited partnership organized on December 16, 1993. TPL supervises the investment of assets in accordance with the objectives, policies and restrictions of the Fund. TPL approves the portfolio of securities selected by the Investment Manager (See "Investment Manager" below).